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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 31, 2003
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

           Cayman Islands                 1-10809               98-0191089
  (State or other jurisdiction of      (Commission           (I.R.S. Employer
   incorporation or organization)      file number)         Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7. Financial Statements and Exhibits.


     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.   Description
         -----------   -------------------------------------------------

         99.1 Press Release ("XL Capital Ltd Reports Second Quarter 2003 Results") dated July 31, 2003.



Item 12. Results of Operations and Financial Condition.


     The information set forth herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


     On July 31, 2003, XL Capital Ltd issued the press release attached as
Exhibit 99.1 and incorporated by reference herein covering the results of the second quarter of 2003.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 31, 2003


                                 XL CAPITAL LTD


                                 By: /s/  Jerry de St. Paer
                                     ---------------------------------
                                     Name:   Jerry de St. Paer
                                     Title:   Chief Financial Officer